UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 24, 2006

Capital One Auto Receivables, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128722	31-1750007
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. Capital One Auto Receivables, LLC (the “Registrant”) is filing the attached Services Agreement, dated February 17, 2006 between Capital One Auto Finance, Inc. (“COAF”) and Hibernia National Bank (“Hibernia”) and such Services Agreement is hereby incorporated into the registration statement (Commission File No. 333-128722).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2006	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Al Ciafre
	Name:	Al Ciafre
	Title:	Assistant Vice President

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Services Agreement dated February 17, 2006 between COAF and Hibernia.